UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2020

BROADWAY FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-39043	95-4547287
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5055 Wilshire Boulevard Suite 500, Los Angeles, California	90036
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (323) 634-1700

NOT APPLICABLE

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, par value $0.01 per share	BYFC	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

A report of stock ownership on Schedule 13D was filed with the Securities and Exchange Commission on February 10, 2020 by Steven A. Sugarman and a corporation and two limited liability companies (collectively referred to in this filing as the “Sugarman Entities”) stated to be owned or controlled by him relating to their ownership of shares of the common stock of Broadway Financial Corporation (“Broadway”). The Schedule 13D included as an exhibit a letter addressed to the board of directors of Broadway and signed by officers of two of the Sugarman Entities. A copy of the letter of Wayne-Kent A. Bradshaw, President and Chief Executive Officer of Broadway, responding to that letter is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits
99.1	Letter of Wayne-Kent A. Bradshaw, President and Chief Executive Officer of Broadway.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROADWAY FINANCIAL CORPORATION
(Registrant)

Date: February 12, 2020	By	/s/ Brenda J. Battey
Brenda J. Battey
Chief Financial Officer